UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

BAKKT HOLDINGS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

10000 Avalon Boulevard, Suite 1000

Alpharetta, Georgia 30009

July 16, 2025

Dear Fellow Stockholders:

You are cordially invited to attend a special meeting (together with any adjournment, postponement or other delay thereof, the “Special Meeting”) of the stockholders of Bakkt Holdings, Inc. (the “Company,” “Bakkt,” or “we”), which will be held virtually via live webcast at 1:00 p.m. Eastern Time on August 6, 2025, at www.virtualshareholdermeeting.com/BKKT2025SM.

The Notice of Special Meeting and proxy statement accompanying this letter provide an outline of the business to be conducted at the meeting.

The principal catalyst for calling this Special Meeting is to request approval to increase the amount of authorized shares of the Company’s Class A Common Stock, par value $0.0001 per share (the “Class A Common Stock”).

The Company has updated its investment policy to enable it to allocate capital into Bitcoin and other digital assets as part of its broader treasury and corporate strategy, subject to market conditions and the anticipated liquidity needs of the business. Subject to the limitations set forth in the Company’s investment policy, the Company may acquire Bitcoin or other digital assets using excess cash, proceeds from future equity or debt financings, or other capital sources.

If the Company’s stockholders approve the proposal to increase the amount of authorized shares of Class A Common Stock, the Company may in the future issue shares of Class A Common Stock and use the proceeds to acquire Bitcoin or other digital assets or otherwise in accordance with the Company’s investment policy, for organic growth, capital investments, general corporate activities, possible financings and other corporate transactions, and other purposes which the Company’s Board determines are appropriate.

Your vote is very important regardless of the number of shares of Common Stock that you own. Whether or not you expect to attend the Special Meeting, please vote your shares by internet, by telephone, or by signing, dating and returning the accompanying proxy card in the enclosed postage-paid envelope so that your shares may be represented at the Special Meeting. Returning your proxy card or voting electronically does not deprive you of your right to attend the Special Meeting and to vote your shares at the Special Meeting.

Thank you for your cooperation and continued support.

Sincerely,

/s/ Sean Collins
Sean Collins
Chairman of the Board of Directors
July 16, 2025

10000 Avalon Boulevard, Suite 1000

Alpharetta, Georgia 30009

July 16, 2025

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To be held on August 6, 2025

To the Stockholders of Bakkt Holdings, Inc.:

NOTICE IS HEREBY GIVEN that a special meeting (together with any adjournment, postponement or other delay thereof, the “Special Meeting”) of the stockholders of Bakkt Holdings, Inc., a Delaware corporation (the “Company,” “Bakkt,” “we,” “us” or “our”), will be held virtually via live webcast at 1:00 p.m. Eastern Time on August 6, 2025, at www.virtualshareholdermeeting.com/BKKT2025SM for the following purposes:

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Proposal 1: Approval of the Increase of Authorized Shares Proposal. To consider and vote upon a proposal to approve an amendment to our Certificate of Incorporation, dated as of October 15, 2021, as amended on April 24, 2024 and June 17, 2025 (the “Certificate of Incorporation”), to increase the number of authorized shares of Class A Common Stock, par value $0.0001 per share (“Class A Common Stock”), from 60,000,000 shares to 560,000,000 shares, which would provide greater the Company with flexibility to ensure that there will be a sufficient number of authorized but unissued shares available for issuance in the future (such proposal, the “Increase of Authorized Shares Proposal”); and

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Proposal 2: Approval of the Adjournment Proposal. To consider and vote upon a proposal for an adjournment of the Special Meeting, if necessary or appropriate in the view of our Board, including but not limited to solicit additional proxies if there are not sufficient votes at the time of the Special Meeting to approve the Increase of Authorized Shares Proposal (such proposal, the “Adjournment Proposal”).

The Company’s Board of Directors (the “Board”) unanimously recommends that the stockholders vote “FOR” each of the Increase of Authorized Shares Proposal and the Adjournment Proposal.

The Board has fixed the close of business on July 11, 2025 as the record date for determining stockholders entitled to notice of and to vote at the Special Meeting. Therefore, each outstanding share of Common Stock entitles the holder of record of such share at the close of business on July 11, 2025 to receive notice of, and to vote at, the Special Meeting.

The accompanying proxy is solicited by the Board and the accompanying proxy statement provides a detailed description of the Increase of Authorized Shares Proposal and the Adjournment Proposal. We urge you to read the accompanying proxy statement, including any annexes.

All stockholders as of the record date, or their duly appointed proxies, may virtually attend the Special Meeting.

Enclosed are our proxy statement and a proxy card. Your vote is very important. Whether or not you expect to attend the Special Meeting, we urge you to vote your shares by internet, telephone, or by signing, dating and returning the proxy card included in these materials as promptly as possible to ensure your representation at the Special Meeting. If you choose to attend the Special Meeting, you may still vote your shares virtually at the Special Meeting, even if you have previously voted or returned your proxy by any of the methods described in our proxy statement. If your shares are held in street name in a bank or brokerage account, please refer to the materials provided by your bank, broker or other nominee for voting instructions.

By Order of the Board of Directors,

/s/ Sean Collins
Sean Collins
Chairman of the Board of Directors
July 16, 2025

-i-

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Unless the context otherwise requires, all references to “Bakkt,” “we,” “us,” “our,” or the “Company” in this proxy statement and related materials refer to Bakkt Holdings, Inc. and its subsidiaries.

This proxy statement contains forward-looking statements within the meaning of the federal securities laws, which statements involve substantial risks and uncertainties. Forward-looking statements generally relate to future events or our future financial or operating performance. You can identify forward-looking statements because they contain words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would,” the negative of such terms, and other similar expressions are intended to identify forward-looking statements. These forward-looking statements are based on management’s current expectations, assumptions, hopes, beliefs, intentions and strategies regarding future events and are based on currently available information as to the outcome and timing of future events. We caution you that these forward-looking statements are subject to all of the risks and uncertainties, most of which are difficult to predict and many of which are beyond our control, incident to our business. Forward-looking statements in this proxy statement may include, for example, statements about the potential impacts, benefits and risks associated with the Increase of Authorized Shares Proposal. These forward-looking statements are based on information available as of the date of this proxy statement and management’s current expectations, forecasts and assumptions, and involve a number of judgments, known and/or unknown risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing our views as of any subsequent date. We do not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable law.

You should not place undue reliance on these forward-looking statements. Should one or more of a number of known and unknown risks and uncertainties materialize, or should any of our assumptions prove incorrect, our actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include, but are not limited to:

•	our ability to continue as a going concern;

•	our ability to grow and manage growth profitably;

•	the possibility that we may be unable to obtain the applicable regulatory approvals to execute on the cooperation agreement with Distributed Technologies Research Global Ltd. (“DTR”);

•

finalizing the proposed commercial agreement with DTR, including whether such agreement will be executed on terms favorable to us or if at all, or be completed on the expected timeline, and whether we will be able to successfully integrate its operations with those of DTR, including its infrastructure, and achieve the expected benefits therefrom;

•	the regulatory environment for crypto currencies and digital stablecoin payments;

•	changes in our business strategy, including the adoption of our corporate investment policy (“Investment Policy”);

•	the price of digital assets, including Bitcoin;

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risks associated with owning digital assets, including Bitcoin, including price volatility, limited liquidity and trading volumes, relative anonymity, potential widespread susceptibility to market abuse and manipulation, compliance and internal control failures at exchanges and other risks inherent in its entirely electronic, virtual-form and decentralized network;

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the fluctuation of our operating results, including because we account for digital assets we hold at fair value, which may subject us to the corporate alternative minimum tax under the Inflation Reduction Act of 2022;

•	our ability to time the price of our purchase of digital assets in accordance with our Investment Policy;

•	the impact of the market value of digital assets on our ability to satisfy our financial obligations, including any debt financings;

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legal, commercial, regulatory and technical uncertainty regarding digital assets and enhanced regulatory oversight of companies holding digital assets including the possibility that regulators reclassify any digital assets we hold, including Bitcoin, as a security causing us to be in violation of securities laws and be classified as an “investment company” under the Investment Company Act of 1940;

•	competition by other Bitcoin treasury companies and the availability of spot-traded products for Bitcoin;

•	enhanced regulatory oversight as a result of our Investment Policy;

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the possibility of experiencing greater fraud, security failures or operational problems on digital asset trading venues compared to trading venues for more established asset classes, and any malfunction, breakdown or abandonment of the underlying blockchain protocols, or other technological difficulties, may prevent access to or use of such digital assets;

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the inability to use our digital asset holdings as a source of liquidity to the same extent as cash and cash equivalents, due to, for example, risks associated with digital assets and other risks inherent to its entirely electronic, virtual-form and decentralized network;

•	us or a third-party service provider experiencing a security breach or cyber-attack where unauthorized parties obtain access to digital assets;

•	the loss of access to or theft or data loss of our digital assets, which could be unrecoverable due to the immutable nature of blockchain transactions;

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if we elect to hold our digital assets through a third-party custodian, the loss of direct control over our digital assets and dependence on the custodian’s security practices and operational integrity which may lead to the loss of its digital assets as a result of the insolvency of the custodian, theft by employees or insiders of the custodian or if the custodian’s security measures are compromised, including as a result of a cyber-attack;

•	us not being subject to the legal and regulatory protections applicable to investment companies such as mutual funds and exchange-traded funds, or to obligations applicable to investment advisers;

•	the non-performance, breach of contract or other violations by counterparties assisting us in effecting our Investment Policy;

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our future capital requirements and sources and uses of cash, including funds to satisfy our liquidity needs and continued access to the line of credit provided by Intercontinental Exchange Holdings, Inc. (“ICE”);

•	changes in the market in which we compete, including with respect to our competitive landscape, technology evolution or changes in applicable laws or regulations;

•	changes in the markets that we target;

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volatility and disruptions in the crypto, digital payments and stablecoin markets that subject us to additional risks, including the risk that banks may not provide banking services to us and market sentiments regarding crypto currencies, digital payments and stablecoins;

•	the possibility that we may be adversely affected by other macroeconomic, geopolitical, business, and/or competitive factors;

•	our ability to launch new services and products, including with our expected commercial partners, or to profitably expand into new markets and services;

•	our ability to execute our growth strategies, including identifying and executing acquisitions and divestitures and our initiatives to add new clients;

•	our ability to reach definitive agreements with our expected commercial counterparties;

•	our ability to successfully complete a strategic transaction of the Loyalty business;

•	our failure to comply with extensive government regulations, oversight, licensure and appraisals;

•	the uncertain and evolving regulatory regime governing blockchain technologies, stablecoins, digital payments and crypto;

•	our ability to establish and maintain effective internal controls and procedures;

•	the exposure to any liability, protracted and costly litigation or reputational damage relating to our data security;

•	the impact of any goodwill or other intangible assets impairments on our operating results;

•	our ability to maintain the listing of our securities on the New York Stock Exchange (“NYSE”); and

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other risks and uncertainties indicated in our filings with the Securities and Exchange Commission (the “SEC”), including our most recent Annual Report on Form 10-K for the year ended December 31, 2024 and our most recent quarterly report on Form 10-Q for the quarter ended March 31, 2025, and the risks regarding our adoption of the Investment Policy set forth on in Exhibit 99.1 to our Current Report filed on Form 8-K dated June 10, 2025.

Bakkt Holdings, Inc.

10000 Avalon Boulevard, Suite 1000

Alpharetta, Georgia 30009

July 16, 2025

PROXY STATEMENT FOR SPECIAL MEETING OF STOCKHOLDERS

To be Held On August 6, 2025, at 1:00 p.m. Eastern Time

Virtually by Live Webcast at:

www.virtualshareholdermeeting.com/BKKT2025SM

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND OUR

SPECIAL MEETING

Why am I receiving these materials?

The Board of Directors (the “Board”) of Bakkt Holdings, Inc. (the “Company,” “we” or “Bakkt”) is providing these proxy materials to you in connection with the Board’s solicitation of proxies for use at Bakkt’s Special Meeting of Stockholders to be held on August 6, 2025, at 1:00 p.m. Eastern Time (together with any adjournment, postponement or other delay thereof, the “Special Meeting”), for the purpose of considering and acting upon the matters set forth in this proxy statement. These proxy materials are being distributed to you beginning on July 16, 2025. As a stockholder, you are invited to attend the Special Meeting and are requested to vote on the proposals described in this proxy statement.

The proposals to be voted on at the Special Meeting are:

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Proposal 1: Approval of the Increase of Authorized Shares Proposal. To consider and vote upon a proposal to approve an amendment to our Certificate of Incorporation, dated as of October 15, 2021, as amended on April 24, 2024 and June 17, 2025 (the “Certificate of Incorporation”), to increase the number of authorized shares of Class A Common Stock, par value $0.0001 per share (“Class A Common Stock”), from 60,000,000 shares to 560,000,000 shares, which would provide the Company greater flexibility to ensure that there will be a sufficient number of authorized but unissued shares available for issuance in the future (such proposal, the “Increase of Authorized Shares Proposal”); and

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Proposal 2: Approval of the Adjournment Proposal. To consider and vote upon a proposal for an adjournment of the Special Meeting, if necessary or appropriate in the view of our Board, including but not limited to solicit additional proxies if there are not sufficient votes at the time of the Special Meeting to approve the Increase of Authorized Shares Proposal (such proposal, the “Adjournment Proposal”).

Holders of the Class A Common Stock and the Company’s Class V common stock, par value $0.0001 per share (“Class V Common Stock” and, together with Class A Common Stock, “Common Stock”) will not be entitled to appraisal, dissenters’ or similar rights in connection with these proposals.

What are the Board’s recommendations on how to vote my shares?

The Board unanimously recommends a vote:

•	Proposal 1: “FOR” the approval of the Increase of Authorized Shares Proposal.

•	Proposal 2: “FOR” the approval of the Adjournment Proposal.

What is a proxy?

A proxy is your legal designation of another person to vote the stock you own in the event that you are unable to cast your vote directly at the meeting. The person you designate is your “proxy,” and you give the proxy authority to vote your shares at the meeting—according to your instructions—by submitting your voting instructions online, by telephone, or via a physical proxy card. We have designated our Co-Chief Executive Officer, Andrew Main, our Co-Chief Executive Officer, Akshay Naheta, our Chief Financial Officer, Karen Alexander, and our General Counsel and Secretary, Marc D’Annunzio, to serve as proxies for the Special Meeting.

Why is the Company seeking approval of the Increase of Authorized Shares Proposal?

As of the record date, 28,494,731 shares of Class A Common Stock are unreserved and available for future issuance. The Board believes that unless we obtain stockholder approval to amend the Certificate of Incorporation to increase the number of authorized shares of Class A Common Stock, we will be limited by the inability to issue additional shares in connection with future capital raising transactions or strategic transactions.

What are the consequences if the Increase of Authorized Shares Proposal is not approved?

If the Company is unable to obtain approval of the Increase of Authorized Shares Proposal, only 28,494,731 shares of Class A Common Stock will remain unreserved and available for future issuance, which may cause a delay in our future capital raisings or other strategic transactions.

When are this proxy statement and the accompanying materials scheduled to be sent to stockholders?

This proxy statement and accompanying proxy card, or for shares held in street name (held for your account by a broker or other nominee), voting instruction form, are scheduled to be first sent to stockholders beginning on or about July 16, 2025.

When is the record date for the Special Meeting?

The Board has fixed the record date for the Special Meeting as of the close of business on July 11, 2025.

What shares can I vote?

Each share of our Common Stock issued and outstanding as of the close of business on July 11, 2025, the record date for the Special Meeting, is entitled to vote on all items being considered at the Special Meeting. You may vote all shares owned by you as of the record date, including (i) shares held directly in your name as the stockholder of record and (ii) shares you own through an account with a broker, bank, trustee, or other intermediary, sometimes referred to as owning in “street name.” On the record date, we had 6,974,732 shares of Class A Common Stock issued and outstanding and 7,177,076 shares of Class V Common Stock issued and outstanding.

How many votes am I entitled to per share?

For all matters described in this proxy statement for which your vote is being solicited, each holder of a share of Common Stock is entitled to one vote for such share of Common Stock held by such holder as of the record date.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Many stockholders beneficially own shares held in “street name” by a broker, bank, trustee, or other nominee rather than holding the shares directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

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Stockholder of Record. If your shares are registered directly in your name with our transfer agent, Equiniti Trust Company, you are considered the stockholder of record with respect to those shares, and the proxy materials were sent directly to you by our mailing agent. As the stockholder of record, you have the right to grant your voting proxy directly to our designated proxies at the Special Meeting. You may vote online or by telephone as described below under the heading “How can I vote my shares without attending the Special Meeting?” You may also vote by mail by following the instructions on your proxy card.

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Beneficial Owner. If your shares are held in a brokerage account or by another intermediary, you are considered the beneficial owner of shares held in street name, and the proxy materials were forwarded to you by your broker, bank, trustee, or other nominee. As the beneficial owner, you have the right to direct your broker, bank, trustee, or other nominee how to vote your shares, and you are also invited to attend the Special Meeting.

What do I need to do to attend the Special Meeting?

We will be hosting the Special Meeting via live audio webcast only.

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Stockholder of Record. If you were a stockholder of record as of the record date, then you may attend the Special Meeting virtually, and will be able to submit your questions during the meeting and vote your shares electronically during the meeting by visitingwww.virtualshareholdermeeting.com/BKKT2025SM. To attend and participate in the Special Meeting, you will need the control number included on your proxy card. The Special Meeting live audio webcast will begin promptly at 1:00 p.m., Eastern time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 12:30 p.m., Eastern time, and you should allow ample time for the check-in procedures.

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Street Name Stockholders. If you were a street name stockholder as of the record date and your voting instruction form indicates that you may vote your shares through the proxyvote.com website, then you may access and participate in the Special Meeting with the control number indicated on that voting instruction form or notice of internet availability of proxy materials. Otherwise, street name stockholders should contact their bank, broker or other nominee and obtain a legal proxy in order to be able to attend and participate in the Special Meeting.

If you do not comply with the procedures outlined above, you may not be admitted to the Special Meeting.

Please let us know if you plan to attend the meeting virtually by indicating your plans when prompted if you vote online or by telephone, or by marking the appropriate box on your proxy card if you vote by mail.

Will the Special Meeting be webcast?

Yes, it will be webcast at www.virtualshareholdermeeting.com/BKKT2025SM.

How can I vote my shares at the Special Meeting, and what are the deadlines?

Stockholder of Record. If you are a stockholder of record, you may vote in one of the following ways:

•	by Internet at www.proxyvote.com, 24 hours a day, 7 days a week, until 11:59 pm, Eastern time, on August 5, 2025 (have your proxy card in hand when you visit the website);

•	by toll-free telephone at the phone number listed on your proxy card, 24 hours a day, 7 days a week, until 11:59 pm, Eastern time, on August 5, 2025 (have your proxy card in hand when you call);

•	by completing, signing and mailing your proxy card, which must be received prior to the Special Meeting; or

•	by attending the Special Meeting virtually by www.virtualshareholdermeeting.com/BKKT2025SM, where you may vote during the meeting (have your proxy card in hand when you visit the website).

Street Name Stockholders. If you are a street name stockholder, then you will receive voting instructions from your broker, bank or other nominee. The availability of Internet and telephone voting options will depend on the voting process of your broker, bank or other nominee. We therefore recommend that you follow the voting instructions in the materials you receive. If your voting instruction form or indicates that you may vote your shares through the proxyvote.com website, then you may vote those shares at the Special Meeting with the control number indicated on that voting instruction form or notice of internet availability of proxy materials. Otherwise, you may not vote your shares at the Special Meeting unless you obtain a legal proxy from your broker, bank or other nominee.

What is the deadline for voting my shares?

If you hold shares as a stockholder of record, we must receive your vote before the polls close at the Special Meeting, except that proxies submitted via the Internet, telephone, or by mail must be received by 11:59 p.m. Eastern Time on August 5, 2025.

If you hold shares in street name, please follow the voting instructions provided by your broker, bank or other nominee. You may vote these shares at the Special Meeting only if at the Special Meeting you provide a legal proxy obtained from your broker, bank or other nominee.

Can I change my vote or revoke my proxy?

You may change your vote at any time prior to the taking of the vote at the Special Meeting. If you are the stockholder of record, you may change your vote by (i) granting a new proxy bearing a later date (which automatically revokes the earlier proxy) using any of the methods described above (and until the applicable deadline for each method), or (ii) providing a written notice of revocation to our corporate secretary at Bakkt Holdings, Inc., 10000 Avalon Boulevard, Suite 1000, Alpharetta, Georgia 30009, Attn: Secretary, prior to your shares being voted. Attendance at the Special Meeting will not cause your previously granted proxy to be revoked unless you specifically so request. For shares held in street name, you may change your vote by submitting new voting instructions to your broker, bank, trustee, or nominee following the instructions they provided.

Is there a list of stockholders entitled to vote at the Special Meeting?

The names of stockholders of record entitled to vote at the Special Meeting will be available at the Special Meeting and from our corporate secretary for ten days prior to the Special Meeting for any purpose germane to the Special Meeting, between the hours of 9:00 a.m. and 4:30 p.m., at our corporate headquarters at 10000 Avalon Boulevard, Suite 1000, Alpharetta, Georgia 30009.

Is my vote confidential?

Proxy instructions, ballots, and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within Bakkt or to third parties, except as necessary to meet applicable legal requirements, to allow for the tabulation of votes and certification of the vote, or to facilitate a successful proxy solicitation.

How many shares must be present or represented to conduct business at the Special Meeting?

Holders of a majority in voting power of the stock issued and outstanding and entitled to vote as of the record date must be present or represented by proxy, also referred to as a quorum, to hold and transact business at the Special Meeting. Abstentions and “broker non-votes” are counted as present and entitled to vote for purposes of determining a quorum. A “broker non-vote” occurs when a broker, bank, trustee, or other nominee holding shares for a beneficial owner does not vote on a particular proposal because that holder does not have discretionary voting power for that particular item and has not received voting instructions from the beneficial owner. Because the Adjournment Proposal requires the approval of the majority of votes cast affirmatively or negatively by the holders of Common Stock, abstentions and “broker non-votes” will have no effect on the outcome of the Adjournment Proposal. Abstentions and “broker non-votes” will count as votes “AGAINST” the Increase of Authorized Shares Proposal, because such proposal requires the affirmative vote of a majority of the voting power of outstanding shares of our capital stock as of the record date. If there is no quorum, the chairperson of the meeting or the holders of a majority of the issued and outstanding shares of stock present at the Special Meeting may adjourn the meeting to another date.

Who will solicit and who will bear the cost of soliciting proxies for the Special Meeting?

We will pay the entire cost of preparing, assembling, printing, mailing, and distributing these proxy materials and soliciting proxies. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone, or by electronic communication by our directors, officers, and employees, who will not receive any additional compensation for such solicitation activities. We may also reimburse brokerage firms, banks, trustees, and other nominees for the cost of forwarding proxy materials to beneficial owners.

What vote is required to approve each item?

Required Vote—Increase of Authorized Shares Proposal (Proposal 1). The affirmative vote of a majority of the voting power of the outstanding shares of our capital stock as of the record date will be required to approve this Increase of Authorized Shares Proposal. Abstentions and broker non-votes will have the same effect as a vote “AGAINST” this proposal.

Required Vote—Adjournment Proposal (Proposal 2). The affirmative vote of the holders of a majority in voting power of the votes cast is necessary to approve the Adjournment Proposal. Abstentions and broker non-votes, if any, will have no effect on the outcome of this proposal.

If the Special Meeting is postponed for any purpose, at any subsequent reconvening of the Special Meeting, your proxy will be voted in the same manner as it would have been voted at the original convening of the Special Meeting unless you withdraw or revoke your proxy.

Could other matters be decided at the Special Meeting?

No business may be transacted at the Special Meeting except that referred to in the Notice of the Special Meeting, or in a supplemental notice given also in compliance with the provisions of the Company’s By-laws, or such other business as may be germane or supplementary to the business that is stated in the Notice of the Special Meeting or any supplemental notice. The Company does not know of any other matters that may be presented for action at the Special Meeting other than the Increase of Authorized Shares Proposal and the Adjournment Proposal.

What happens if the Special Meeting is postponed?

The Special Meeting may be adjourned or postponed for the purpose of, among other things, soliciting additional proxies. Unless a new record date is fixed, your proxy will still be valid and may be voted at the adjourned or postponed meeting. You will still be able to change your proxy until it is voted.

What does it mean if I receive more than one proxy card or voting instruction form?

It means that you have multiple accounts at the transfer agent or with brokers. Please complete and return all proxy cards or voting instruction forms to ensure that all of your shares are voted.

Where can I find the voting results of the Special Meeting?

We will announce preliminary voting results at the Special Meeting. We will also disclose voting results in a Current Report on Form 8-K (a “Form 8-K”) filed with the Securities and Exchange Commission (the “SEC”) within four business days after the Special Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the Special Meeting, we will file a Form 8-K to publish preliminary results and, within four business days after final results are known, file an additional Form 8-K to publish the final results.

PROPOSAL 1—THE INCREASE OF AUTHORIZED SHARES PROPOSAL

Stockholders are being asked to approve an amendment to our Certificate of Incorporation. Our authorized capital stock presently consists of 60,000,000 shares of Class A Common Stock, 10,000,000 shares of Class V Common Stock, and 1,000,000 shares of preferred stock (“Preferred Stock”). On July 2, 2025, the Board approved and declared advisable an amendment to our Certificate of Incorporation to increase the number of authorized shares of Class A Common Stock from 60,000,000 shares to 560,000,000 shares and, accordingly, to increase the number of authorized shares of Common Stock from 70,000,000 shares to 570,000,000 shares (the “Share Increase Amendment”). The Board further directed that the Share Increase Amendment be submitted to stockholders for approval and adoption. The number of shares of Class V Common Stock and Preferred Stock would not be affected by the Share Increase Amendment. The total number of authorized shares of our capital stock (which is the sum of the authorized number of shares of our Common Stock and our Preferred Stock) would, by virtue of the Share Increase Amendment, increase from 71,000,000 shares to 571,000,000 shares.

Proposed Amendment

The Board has deemed the Share Increase Amendment advisable and in the best interests of the Company and is accordingly submitting it to stockholders for approval. The Share Increase Amendment would revise our existing Certificate of Incorporation by replacing the first sentence of Article IV, Section 4.1 with the following language:

“The total number of shares of all classes of capital stock that the Corporation is authorized to issue is 571,000,000 shares, consisting of (i) 1,000,000 shares of preferred stock, par value $0.0001 per share (“Preferred Stock”), and (ii) 570,000,000 shares of common stock, par value $0.0001 per share (the “Common Stock”), which consists of (A) 560,000,000 shares of Class A common stock (“Class A Common Stock”) and (B) 10,000,000 shares of Class V common stock (“Class V Common Stock”).”

Background and Reasons for Request for Stockholder Approval

The proposed increase in the authorized number of shares of Class A Common Stock is intended to ensure that we will continue to have an adequate number of authorized and unissued shares of Class A Common Stock for future use.

As of the record date, a total of 6,974,732 shares of Class A Common Stock were issued and outstanding, 7,177,076 shares of Class V Common Stock were issued and outstanding, and no shares of Preferred Stock were issued and outstanding. In addition, as of the record date, there were:

•	7,177,076 shares of Class A Common Stock reserved for the exchange of paired interests represented by the Class V Common Stock;

•	285,615 shares of Class A Common Stock reserved for the exercise of publicly traded warrants currently listed on the NYSE;

•	3,091,730 shares of Class A Common Stock reserved for outstanding equity awards and the remaining pool of incentive equity available under our 2021 Omnibus Incentive Plan;

•	1,153,200 shares of Class A Common Stock reserved for the exercise of Class 1 Warrants;

•	864,650 shares of Class A Common Stock reserved for the exercise of Class 2 Warrants;

•

1,619,143 shares of Class A Common Stock reserved for the exercise of the inducement grant provided to Akshay Naheta in connection with his appointment as the Company’s Co-Chief Executive Officer; provided, however, the reservation of these shares of Class A Common Stock is subject to stockholder approval; and

•

10,339,123 shares of Class A Common Stock reserved for the issuance to YA II PN, LTD., a Cayman Islands exempt limited company (“YA”), upon conversion of the Company’s $25 million convertible debenture, dated June 18, 2025, sold to YA in a private placement.

Accordingly, as of the record date, out of the 60,000,000 shares of Class A Common Stock presently authorized, 31,505,269 shares were issued and outstanding or reserved for issuance and 28,494,731 shares of Class A Stock were not reserved and remained available for future issuance.

Our Board recommends the proposed increase in the authorized number of shares of Class A Common Stock to facilitate issuing shares in the event that the Board determines that it is appropriate. The increase in the authorized number of shares of Class A Common Stock is intended to ensure that there will be a sufficient number of authorized but unissued shares available for future issuance.

The Company has updated its Investment Policy to enable the Company to allocate capital into Bitcoin and other digital assets as part of its broader treasury and corporate strategy, subject to market conditions and the anticipated liquidity needs of the business. Subject to the limitations set forth in the Company’s Investment Policy, the Company may acquire Bitcoin or other digital assets using excess cash, proceeds from future equity or debt financings, or other capital sources. If the Company’s stockholders approve the Increase of Authorized Shares Proposal, the Company may issue shares of Class A Common Stock in the future and use the proceeds to acquire Bitcoin or other digital assets or otherwise in accordance with the Company’s Investment Policy, for organic growth, capital investments, general corporate activities, possible financings and other corporate transactions, and other purposes which the Company’s Board determines are appropriate.

The availability of additional shares of Class A Common Stock is particularly important in the event that the Board determines it is in the best interest of stockholders to proceed with any of the foregoing actions on an expedited basis, as market conditions permit and favorable financing and business opportunities become available, and thus without the potential delay associated with convening a special stockholders’ meeting at that time. In considering and planning for our current and future corporate needs, our Board believes that the current number of authorized and unreserved shares of Class A Common Stock available for issuance is inadequate.

As of the date of this proxy statement, the Company has no current plans, commitments, arrangements or understandings relating to the issuance of the newly authorized shares that would be available if this Increase of Authorized Shares Proposal is adopted, including in connection with a merger, acquisition or other corporate or financing transaction, except in connection with possible financing transactions contemplated by the Company’s Investment Policy. The Company is committed to exploring opportunities to raise capital that it can use to acquire Bitcoin or other digital assets or otherwise in accordance with the Company’s Investment Policy. In addition, as part of the Company’s strategic plan, the Company routinely engages in discussions with potential financing sources and acquisition targets.

If this Increase of Authorized Shares Proposal is adopted by our stockholders, it is possible that we could issue a significant portion of the newly authorized shares. If stockholders do not vote to approve this Increase of Authorized Shares Proposal, the Company may be unable to issue shares when needed. Approving this Increase of Authorized Shares Proposal will provide greater flexibility to ensure that there will be a sufficient number of authorized but unissued shares available to the Company for issuance in the future.

Potential Effects of the Increase in the Number of Authorized Shares of Class A Common Stock

If the Company’s stockholders approve this Increase of Authorized Shares Proposal to increase the number of authorized shares of Class A Common Stock, unless otherwise required by applicable law or stock exchange rules, our Board will be able to issue the additional shares of Class A Common Stock from time to time in its discretion without further action or authorization by stockholders. The newly authorized shares of Class A Common Stock would be issuable for any proper corporate purposes, including future capital raising transactions of equity or convertible debt or preferred equity securities, acquisitions, investment opportunities, the establishment of collaborations or other strategic agreements, stock splits, stock dividends, issuance under current or future equity incentive plans or for other corporate purposes.

The proposed increase in the number of authorized shares of Class A Common Stock will not, by itself, have an immediate dilutive effect on our current stockholders. However, the future issuance of additional shares of Class A Common Stock or securities convertible into our Class A Common Stock could, depending on the circumstances, have a dilutive effect on the earnings per share, book value per share, voting power and ownership interest of our existing stockholders, none of whom have preemptive rights to subscribe for additional shares of Class A Common Stock that we may issue, and which could depress the market price of the Class A Common Stock. We may sell shares of Class A Common Stock at a price per share that is less than the current price per share and less than the price per share paid by our current stockholders.

Board of Directors Approval

After careful consideration by our Board, our Board has determined that an amendment to our Certificate of Incorporation to increase that number of authorized shares of our Class A Common Stock is advisable and in the best interests of the company and our stockholders. The Board has approved, adopted and declared advisable such proposed amendment and has recommended such proposed amendment to the Company’s stockholders for approval and adoption.

In accordance with the Delaware General Corporation Law, our Board may elect to abandon the proposed amendment to our Certificate of Incorporation without further action by our stockholders at any time prior to the effectiveness of the filing of the Certificate of Amendment with the Secretary of State of the State of Delaware, notwithstanding stockholder approval of the proposed amendment to our Certificate of Incorporation at the Special Meeting.

Certificate of Amendment

The proposed Certificate of Amendment to the Certificate of Incorporation reflecting the foregoing amendment to our Certificate of Incorporation is attached as Annex A to this proxy statement.

Accordingly, we ask our stockholders to vote on the following resolution:

“RESOLVED, that the Company’s stockholders approve an amendment to the Company’s Certificate of Incorporation replacing the first sentence of Article IV, Section 4.1 with the following language:

“The total number of shares of all classes of capital stock that the Corporation is authorized to issue is shares, consisting of (i) 1,000,000 shares of preferred stock, par value $0.0001 per share (“Preferred Stock”), and (ii) 570,000,000 shares of common stock, par value $0.0001 per share (the “Common Stock”), which consists of (A) 560,000,000 shares of Class A common stock (“Class A Common Stock”) and (B) 10,000,000 shares of Class V common stock (“Class V Common Stock”).”

Effect of Vote in Favor of the Increase of Authorized Shares Proposal

If this proposal is approved by our stockholders, the proposed Certificate of Amendment to the Certificate of Incorporation will be filed with the Delaware Secretary of State and the Company will have 560,000,000 shares of authorized Class A Common Stock.

Effect of Not Obtaining Required Vote for Approval of this Increase of Authorized Shares Proposal

If the Company is unable to obtain approval of the Increase of Authorized Shares Proposal, only 28,494,731 shares of Class A Common Stock will remain unreserved and available for future issuance, which may cause a delay in our future capital raisings or other strategic transactions.

Support for the Increase of Authorized Shares Proposal

As of the record date, ICE held 649,934 shares of Class A Common Stock and 6,803,178 shares of Class V Common Stock, which together constitute approximately 52.7% of the Company’s outstanding Common Stock. ICE has entered into a voting support agreement with the Company (the “Voting Support Agreement”), pursuant to which ICE agreed, among other things, to vote in favor of this Increase of Authorized Shares Proposal, subject to the limitations set forth in that certain voting agreement, dated as of October 15, 2021, between the Company and ICE (the “Voting Agreement”). Under the Voting Support Agreement and the Voting Agreement, ICE has agreed (i) to vote the shares of Common Stock that it owns constituting 30% of the outstanding shares of Common Stock in favor of this Increase of Authorized Shares Proposal and (ii) to vote the remainder of its shares of Common Stock for and against this Increase of Authorized Shares Proposal as votes are cast for and against this Increase of Authorized Shares Proposal by all of the Company’s other stockholders (ignoring, for purposes of making these calculations, abstentions and broker non-votes).

Required Vote

The amendment of our Certificate of Incorporation to reflect the Share Increase Amendment requires the affirmative vote of the holders of a majority of the voting power of the outstanding shares of our capital stock entitled to vote thereon as of the record date for the Special Meeting (July 11, 2025). Under the rules of the NYSE, brokers are prohibited from giving proxies to vote on amendments to our Certificate of Incorporation unless the beneficial owner of such shares has given voting instructions on the matter. This means that if your broker is the record holder of your shares, you must give voting instructions to your broker with respect to this Increase of Authorized Shares Proposal if you want your broker to vote your shares on the matter. Abstentions will be counted for purposes of determining the presence or absence of a quorum and will be considered as being present for the vote on this crease of Authorized Shares Proposal but will not be counted as a vote cast “FOR” this Increase of Authorized Shares Proposal and will, therefore, have the effect of a vote “AGAINST” this Increase of Authorized Shares Proposal. Because this is a routine proposal, we do not expect any broker non-votes on this Increase of Authorized Shares Proposal.

Recommendation of the Board

EVERY VOTE MATTERS. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE INCREASE OF AUTHORIZED SHARES PROPOSAL.

PROPOSAL 2—THE ADJOURNMENT PROPOSAL

Stockholders are being asked to approve a proposal providing for the adjournment of the Special Meeting if necessary or appropriate in the view of the Board, including but not limited to solicit additional proxies if there are not sufficient votes at the time of the Special Meeting to approve the Increase of Authorized Shares Proposal.

In this proposal, the Company is asking the Company’s stockholders to authorize one of more of our proxy holders to vote in favor of adjourning the Special Meeting, and any subsequent adjournments, to another time and place. If our stockholders approve this proposal, one or more of our proxy holders can adjourn the Special Meeting and any adjourned session of the Special Meeting, including to allow for additional time to solicit additional proxies or to allow for solicitation of proxies from our stockholders that have previously voted. Among other things, approval of this proposal could mean that, even if we had received proxies representing a sufficient number of votes to defeat the Increase of Authorized Shares Proposal, we could adjourn the Special Meeting without a vote on such proposal and seek to convince our stockholders to change their votes in favor of such proposal.

If it is necessary to adjourn the Special Meeting, no notice of the adjourned meeting is required to be given to our stockholders, other than an announcement at the Special Meeting of the time and place to which the Special Meeting is adjourned, so long as the meeting is adjourned for 30 days or less and no new record date is fixed for the adjourned meeting. At the adjourned meeting, we may transact any business which might have been transacted at the original meeting.

Vote Required

The affirmative vote of the holders of a majority in voting power of the votes cast (excluding abstentions and broker non-votes) is necessary to approve the Adjournment Proposal. Abstentions and broker non-votes, if any, will have no effect on the outcome of this proposal.

Recommendation of the Board

EVERY VOTE MATTERS. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE ADJOURNMENT PROPOSAL.

GENERAL MATTERS

Stockholders Sharing an Address / Household

Only one copy of this Proxy Statement is being delivered to multiple stockholders sharing an address, unless we have received contrary instructions from one or more of the stockholders.

We will undertake to deliver promptly, upon written or oral request, a separate copy to a stockholder at a shared address to which a single copy of this Proxy Statement was delivered. To receive a separate copy of this Proxy Statement, or to receive separate copies in the future, or if two stockholders sharing an address have received two copies of any of these documents and desire to only receive one, you may please contact our mailing agent, Broadridge, either by calling (800) 579-1639, via the Internet at http://www.proxyvote.com, or via email at sendmaterial@proxyvote.com.

Stockholder Proposals and Nominations for the 2026 Annual Meeting

If a stockholder would like us to consider including a proposal in our proxy statement for our 2026 annual meeting of stockholders (the “2026 Annual Meeting”) pursuant to Rule 14a-8 of the Exchange Act, then the proposal must be received by our corporate secretary at our principal executive offices on or before December 29, 2025. In addition, stockholder proposals must comply with the requirements of Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Proposals should be addressed to:

Bakkt Holdings, Inc.

Attention: Corporate Secretary

10000 Avalon Boulevard, Suite 1000

Alpharetta, Georgia 30009

Our By-Laws also establish an advance notice procedure for stockholders who wish to present a proposal or nominate a director at an annual meeting, but do not seek to include the proposal or director nominee in our proxy statement. In order to be properly brought before our 2026 Annual Meeting, the stockholder must provide timely written notice to our corporate secretary, at our principal executive offices, and any such proposal or nomination must constitute a proper matter for stockholder action. The written notice must contain the information specified in our By-Laws. To be timely, a stockholder’s written notice must be received by our corporate secretary at our principal executive offices:

•	no earlier than February 17, 2026, and

•	no later than March 19, 2026.

In the event that we hold our 2026 Annual Meeting more than 30 days before, or more than 70 days following, the one-year anniversary of this year’s annual meeting, then such written notice must be received by our corporate secretary at our principal executive offices:

•	no earlier than the 120th day prior to the day of our 2026 Annual Meeting, and

•	no later than the later of (x) the 90th day before the meeting or (y) the 10th day following the day on which public announcement of the date of the annual meeting is first made by us.

If a stockholder who has notified us of his, her or its intention to present a proposal at an annual meeting of stockholders does not appear to present his, her or its proposal at such annual meeting, then we are not required to present the proposal for a vote at such annual meeting.

In addition to satisfying the foregoing requirements under our By-Laws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees must also comply with all applicable requirements of Rule 14a-19 under the Exchange Act. The advance notice requirement under Rule 14a-19 does not override or supersede the longer advance notice requirement under our By-Laws.

Pursuant to Rule 14a-19, stockholders who intend to solicit proxies in support of director nominees (other than our nominees) in connection with our 2026 Annual Meeting must provide the information required by Rule 14a-19 no later than April 18, 2026. However, if the date of next year’s annual meeting is more than 30 days before or more than 30 days after June 17, 2026, then we must receive your notice by the close of business on the later of the 60th day prior to such meeting or the 10th day following the day in which the public announcement of the date of such meeting is first made.

You are also advised to review our By-Laws, which contain additional requirements regarding advance notice of stockholder proposals and director nominations.

Availability of By-Laws

A copy of our By-Laws may be obtained by accessing our public filings on the SEC’s website at www.sec.gov. You may also contact our Secretary at our principal executive office for a copy of the relevant By-Law provisions regarding the requirements for making stockholder proposals and nominating director candidates.

Where You Can Find More Information

We file annual, quarterly and current reports, proxy statements and other information with the SEC. The SEC maintains an Internet site at http://www.sec.gov that contains reports, proxy and information statements, and other information regarding issuers, such as us, that file electronically with the SEC. Additionally, you may access our filings with the SEC through our website at https://investors.bakkt.com/financials/sec-filings. The information on our website or any other website referenced in this proxy statement is not part of this proxy statement.

We will provide you without charge, upon your oral or written request, with a copy of any or all reports, proxy statements and other documents we file with the SEC. Requests for such copies should be directed to:

Investor Relations

Bakkt Holdings, Inc.

10000 Avalon Boulevard, Suite 1000

Alpharetta, Georgia 30009

Telephone number: (678) 534-5849

If you would like to request documents from the Company, please do so at least 10 business days before the date of the Special Meeting in order to receive timely delivery of those documents prior to the Special Meeting.

You should rely only on the information contained in this proxy statement and the annexes attached hereto to vote your shares at the Special Meeting. We have not authorized anyone to provide you with information that is different from that contained in this proxy statement or such annexes.

This proxy statement is dated July 16, 2025. You should not assume that the information contained in this proxy statement is accurate as of any date other than that date, and the mailing of this proxy statement to stockholders does not create any implication to the contrary. This proxy statement does not constitute a solicitation of a proxy in any jurisdiction where, or to or from any person to whom, it is unlawful to make a proxy solicitation.

Other Matters

As of the date hereof, the Company does not know of any other matters that may be presented for action at the Special Meeting other than Increase of Authorized Shares Proposal and the Adjournment Proposal.

By Order of the Board of Directors,

/s/ Sean Collins
Sean Collins
Chairman of the Board of Directors
July 16, 2025

ANNEX A

Certificate of Amendment to Certificate of Incorporation

CERTIFICATE OF AMENDMENT

TO THE

CERTIFICATE OF INCORPORATION

OF

BAKKT HOLDINGS, INC.

Bakkt Holdings, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), certifies that:

1.

The name of the Corporation is Bakkt Holdings, Inc. The Corporation’s original Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on October 15, 2021. The Corporation’s original Certificate of Incorporation was subsequently amended pursuant to (A) a Certificate of Amendment that was filed with the Secretary of State of the State of Delaware on April 26, 2024, (B) a Certificate of Amendment that was filed with the Secretary of State of the State of Delaware on June 17, 2025 and (C) a Certificate of Amendment that was filed with the Secretary of State of the State of Delaware on June 17, 2025.

2.	The Corporation’s Certificate of Incorporation is hereby amended as follows:

a.	The first sentence of Article IV, Section 4.1 of the Corporation’s Certificate of Incorporation is hereby amended and restated in its entirety as follows:

“The total number of shares of all classes of capital stock that the Corporation is authorized to issue is 1,071,000,000 shares, consisting of (i) 1,000,000 shares of preferred stock, par value $0.0001 per share (“Preferred Stock”), and (ii) 570,000,000 shares of common stock, par value $0.0001 per share (the “Common Stock”), which consists of (A) 560,000,000 shares of Class A common stock (“Class A Common Stock”) and (B) 10,000,000 shares of Class V common stock (“Class V Common Stock”).”

3.	This Certificate of Amendment was duly adopted in accordance with Section 242 of the General Corporation Law of the State of Delaware.

4.	This Certificate of Amendment shall become effective on [●], 2025 at 12:01 a.m. Eastern Time.

[Signature Page Follows]

IN WITNESS WHEREOF, this Certificate of Amendment is duly executed by the undersigned officer of the Corporation on     , 2025.

By:
Name:
Title:

BAKKT HOLDINGS, INC.

10000 AVALON BOULEVARD, SUITE 1000

ALPHARETTA, GEORGIA 30009

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/BKKT2025SM

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V76867-TBD        KEEP THIS PORTION FOR YOUR RECORDS

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DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

BAKKT HOLDINGS, INC.

The Board of Directors recommends you vote FOR the following proposals:		For	Against	Abstain

1.	To approve the Increase of Authorized Shares Proposal.	☐	☐	☐

2.	To approve the Adjournment Proposal.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor,

administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date

Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Proxy Statement is available at www.proxyvote.com.

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V76868-TBD

BAKKT HOLDINGS, INC.

SPECIAL MEETING OF STOCKHOLDERS

AUGUST 6, 2025 1:00 PM EASTERN TIME

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The stockholder(s) hereby appoint(s) Andrew Main, Akshay Naheta, Marc D’Annunzio and Karen Alexander, or any of them, as proxies, each with the power to appoint their substitute, and hereby authorize(s) any of them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Class A Common Stock or Class V Common Stock of BAKKT HOLDINGS, INC. that the stockholder(s) are entitled to vote at the Special Meeting of Stockholders to be held virtually via a live webcast at www.virtualshareholdermeeting.com/BKKT2025SM on August 6, 2025 at 1:00 p.m. Eastern Time, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.

Continued and to be signed on reverse side